Eluxadoline for the Treatment of Diarrhea-Predominant Irritable Bowel Syndrome

Results of 2 Randomized, Double-blind, Placebo-Controlled Phase III Clinical Trials of Efficacy and Safety

From Digestive Disease Week
2014

Eluxadoline for IBS-D

- Mixed mu (μ) opioid receptor agonist / delta (δ) opioid receptor antagonist
- Low systemic absorption and bioavailability
  - Low potential for drug-drug interactions
- Animal studies suggest eluxadoline should improve the diarrheal symptoms of IBS-D with limited constipation and durable analgesia
- Phase II double blind PBO-controlled dose ranging trial[1]
  - 807 patients (dosing 5, 25, 100, 200 mg BID)
  - Efficacy demonstrated at 100 and 200 mg BID

μ opioid receptor
activation reduces pain, gastric propulsion


μ
δ

δ opioid receptor
inhibition restores G-protein signaling;
removes mu agonist-related desensitization

[1] *Dove LS , Lembo A, Randal CW, et al, Gastroenterology 2013; 145:329-338*

Eluxadoline Phase III Studies (3001 & 3002)

Goal: **To assess the efficacy and safety of eluxadoline in men and women with IBS-D**

- Two randomized, double-blind, double-dummy, PBO controlled trials (3001 & 3002)
  - 556 investigators (predominantly US)
- Each study had three treatment arms
  - 75 mg bid; 100 mg bid; PBO bid (1:1:1 randomization)

Study Outlines

Trial 3001

Prescreen (≤ 1 wk)	Screening (2-3 wks)	Double-blind Treatment (52 wks)	Post-Tx (2 wks)

- Randomization (Day 1)
- Efficacy 12 wks
- Efficacy 26 wks
- End of Treatment

Trial 3002

Prescreen (≤ 1 wk)	Screening (2-3 wks)	Double-blind Treatment (26 wks)	Blinded PBO Withdrawal (4 wks)

- Randomization (Day 1)
- Efficacy 12 wks
- Efficacy 26 wks

Inclusion and Exclusion Criteria

- **IBS-D as defined by Rome III**
- **Two week baseline**
  - Bristol stool score (BSS) ≥ 5.5 (scale 1-7)
  - Worst abdominal pain (WAP[1]) > 3.0 (scale 0-10)
  - Global symptom score (GSS[2]) ≥ 2.0 (scale 0-4)

Additional requirements:

- Diary compliance
- No rescue medications during baseline

Key Exclusions (medical history):

- Prior pancreatitis, alcohol abuse, cholecystitis past 6 mo, Sphincter of Oddi dysfunction, IBD, intestinal obstruction, GI infection or diverticulitis within 3 mo,
- Lipase >2x ULN; ALT or AST >3x ULN


Bristol Stool Chart
Type 1
Separate hard lumps, like nuts (hard to pass)
Type 2
Sausage-shaped but lumpy
Type 3
Like a sausage but with cracks on its surface
Type 4
Like a sausage or snake, smooth and soft
Type 5
Soft blobs with clear-cut edges (passed easily)
Type 6
Fluffy pieces with ragged edges, a mushy stool
Type 7
Watery, no solid pieces. Entirely Liquid

[1]WAP=Worst abdominal pain in past 24 hrs
[2]GSS: 0 =no sx and 4 indicates very severe symptoms

Primary Composite Endpoints

- **To be a responder a patient MUST meet BOTH responder criteria on ≥ 50% of days:**
  - **<u>Daily pain responder:</u> Worst abdominal pain (WAP) scores in the past 24 hours improved by ≥ 30% compared to average baseline pain**
  - **<u>Daily stool consistency responder:</u> Bristol Stool Score (BSS) score <5[1]**

- FDA 1° endpoint: weeks 1-12[2,4]
- EMA 1° endpoint: weeks 1-26[3,4]

[1] In absence of a BM, if accompanied by ≥ 30% improvement in WAP compared to avg baseline pain
[2] Subject must enter a minimum of 60 days of diary data to be a responder
[3] Subject must enter a minimum of 110 days of diary data to be a responder
[4] For primary endpoints, multiplicity adjustment for 2 doses ($P < 0.025$)

Enrollment and Baseline Characteristics

	3001	3002
Screened	2832	2521
Randomized	1281	1146
Mean Age	44.9 (13.7)	45.9 (13.5)
Female	838 (65.4%)	768 (67.0%)
>65 years	115 (9.0%)	126 (11.0%)
Cholecystectomy	272 (21.2%)	224 (19.5%)
Used loperamide in prior yr	466 (36.3%)	408 (35.6%)

	3001 mean (SD)	3002 mean (SD)
BSS*	6.3 (0.4)	6.2 (0.4)
WAP*	6.2 (1.5)	6.0 (1.5)
# BMs/day	4.9 (2.8)	4.8 (3.0)
GSS*	2.9 (0.5)	2.8 (0.5)

BSS=Bristol Stool Score
WAP=Worst Abdominal Pain in Past 24 hrs
GSS=global symptom score

Primary Endpoint: FDA (Weeks 1-12)


3001
3002
Pooled
P = .014
P = .004
P < .001
P < .001
P < .001
P < .001
Δ = 8.0
Δ = 6.8
Δ = 13.4
Δ = 12.7
Δ = 10.3
Δ = 9.5
Percent of Patients (95%CI)
0
10
20
30
40
17.1 %
23.9 %
25.1 %
16.2 %
28.9 %
29.6 %
16.7 %
26.2 %
27 %
Pbo
75mg
100mg
Pbo
75mg
100mg
Pbo
75mg
100mg
n=427
n=426
n=427
n=381
n=382
n=382
n=808
n=806
n=809

Primary Endpoint: EMA (Weeks 1-26)


3001
3002
Pooled
P = .112
P < .001
P = .001
P < .001
P < .001
P < .001
Δ = 10.3
Δ = 4.4
Δ = 12.5
Δ = 10.2
Δ = 11.5
Δ = 7.2
Percent of Patients (95%CI)
0
10
20
30
40
19 %
23.4 %
29.3 %
20.2 %
30.4 %
32.7 %
19.5 %
26.7 %
31 %
Pbo
75mg
100mg
Pbo
75mg
100mg
Pbo
75mg
100mg
n=427
n=426
n=427
n=381
n=382
n=382
n=808
n=806
n=809

Daily Composite Response
Weeks 0-26 (Pooled)



Percentage of Daily Composite Responders
60
50
40
30
20
10
0
0 7 14 21 28 35 42 49 56 63 70 77 84 91 98 105 112 119 126 133 140 147 154 161 168 175 182
Treatment
Eluxadoline 75mg BID
Eluxadoline 100mg BID
Placebo BID

Efficacy on Primary Composite Endpoint by Gender (pooled)

	Males			Females		
	100 mg	Pbo	*p value*	100 mg	Pbo	*p value*
	n=268	*n=282*		*n=538*	*n=527*	
Weeks 1-12	26.10%	15.20%	*0.002*	27.50%	17.50%	*<0.001*
Weeks 1-26	31.70%	19.10%	*<0.001*	30.70%	19.70%	*<0.001*

Pre-Specified Secondary Endpoints

Individual Components of the Primary Endpoint [1]

		Pain responder (30% improvement)		Stool Consistency responder	
		% Responders	*p value*	% Responders	*p value*
Weeks 1-12	100 mg	46.8%	*0.069*	34.7%	*<0.001*
	PBO	42.3%		21.5%	
Weeks 1-26	100 mg	48.3%	*0.086*	36.8%	*<0.001*
	PBO	44.0%		23.9%	

[1] Pooled Studies

Pain Responder (weeks 1-12)

Pain Improvement[1]	PBO	100 mg	*P value*
≥ **30%** Daily Pain	44.0 %	48.3 %	*0.086*
≥ **40%** Daily Pain	35.8 %	43.2 %	*0.003*
≥ **50%** Daily Pain	30.0 %	36.0 %	*0.011*

Subject has 30%, 40% or 50% improvement of worst abd. pain vs. baseline avg) for 50% of days in study



100 mg Eluxadoline
Placebo
Proportion of Pain Responders
100
90
80
70
60
50
40
30
20
10
10 20 30 40 50 60 70 80 90 100

2 Percent of Pain Improvement from Baseline
Pooled Studies; Weeks 1-12

[1]Similar results for pain improvement ≥40% & ≥50% over weeks 1-26

[2]Similar results for Cumulative Distribution over weeks 1-26

Adequate Relief of IBS Symptoms: 50% Responder Analysis[1]

		3001		3002	
		% responders	*p value*	**% responders**	*p value*
Weeks 1-12	100 mg PBO	54.20% 43.8%	*0.002*	58.40% 49.2%	0.011
Weeks 1-26	100 mg PBO	49.50% 40.00%	*0.005*	53.70% 43.70%	*0.006*

[1] Pt. asked each week (1-*26*): "Have you had adequate relief of your IBS symptoms?"

Response=(Yes or No). Study responder = "Yes" for ≥6 of 12 weeks or "Yes" for ≥ 13 of 26 weeks.

Efficacy Demonstrated with Additional Secondary Endpoints

Secondary Endpoint (% responders)	100 mg	PBO	*p value* [4]
>50% Urgency Free Days (Wks 1-12)	42%	29%	<0.001
>75% Urgency Free Days (Wks 1-12)	21%	12%	<0.001

Secondary Endpoint (least square means) △ baseline	100 mg	PBO	*p value* [5]
IBS-QOL Scores [1] : Wk 12	22.8	17.8	<0.001
IBS-QOL Scores: Wk 26	25.0	20.4	<0.001
Global Symptom Scores[2] : Wk 12	-1.4	-1.2	<0.001
Global Symptom Scores :Wk 26	-1.5	-1.3	<0.001
BM frequency (avg/day @ wk 12) [3]	-1.8	-1.5	<0.001
BM frequency (avg/day @ Wk 26)	-2.0	-1.6	<0.001

[1] IBS-QOL=Quality of Life (scale 0-100) were assesed on a single day at wk 12 & 26
[2] Global Symptoms Scores represent change from baseline of avg score at week 12 & 26
[3] Bowel Movement Frequency=change from baseline in avg # BMs/day during Wk 12 &26 compared to the Average # of BMs day in the wk before randomization.

[4] Logistic regression
[5] ANCOVA.

Summary: Adverse Events (pooled)

	75 mg *n=807*	100 mg *n=859*	PBO *n=808*
# Pts (%) with AE	466(57.7)	477 (55.5)	427 (52.8)
# Pts (%) with SAE	28 (3.5)	38 (4.4)	22 (2.7)
	Most Common[1] AEs: N (%)		
Constipation[2]	**60 (7.4)**	**71 (8.3)**	**19 (2.6)**
Nausea	63 (7.8)	63 (7.3)	39 (4.8)
Abdominal Pain[3]	46 (5.7)	59 (6.9)	31 (3.8)
Vomiting	29 (3.6)	35 (4.1)	10 (1.2)
Abdominal Distention	21 (2.6)	22 (2.6)	13 (1.6)
Gastroenteritis[4]	33 (4.1)	17 (2.0)	26 (3.2)
Flatulence	21 (2.6)	27 (3.1)	11 (1.4)
URI	23 (2.9)	45 (5.2)	30 (3.7)
Bronchitis	25 (3.1)	24 (2.8)	17 (2.1)
Sinusitis	26 (3.2)	23 (2.7)	23 (2.8)
Nasopharyngitis	30 (3.7)	22 (2.6)	26 (3.2)
Dizziness	21 (2.6)	26 (3.0)	17 (2.1)
Anxiety	9 (1.1)	18 (2.1)	13 (1.6)
Increased ALT	15 (1.9)	24 (2.8)	12 (1.5)

1 Most common Adverse Events = Events in either treatment arm >2.0% and > PBO
2 All constipation events were non-serious. 1.3 % pts receiving active and 0.2% in PBO discontinued due to non serious constipation.
3 Abdominal Pain = Abdominal pain, abdominal pain upper, abdominal pain lower
4 Gastroenteritis= gastroenteritis and viral gastroenteritis

Symptomatic Hepatobiliary Events of Sphincter of Oddi Spasm

- 8 adjudicated cases of hepatobiliary sphincter of Oddi spasm (epigastric or biliary pain, transaminase ↑, often w/nausea). Bilirubin, alk phosph, lipase unremarkable
- 8/8 patients had prior cholecystectomy[1]
- 6/8 noted symptoms during 1st week of treatment[2]
- 7/8 managed as outpatients by stopping Rx; 1/8 briefly hospitalized for nausea/vomiting
  - Drug stopped in 7/8 patients w/ rapid resolution of transaminases and symptoms
  - 1 subject continued Rx for several more weeks with no further AEs
- 7/8 rec'd 100 mg, 1/8 rec'd 75 mg, 0 rec'd PBO
  - Favorable prognosis and rapid reversal on d/c drug
  - Ph III rate ~0.49% of all eluxadoline-treated patients
  - Ph III rate ~2.4% of eluxadoline treated-patients w/ prior cholecystectomy
- Opiate-induced sphincter of Oddi spasm has a known association w/ cholecystectomy

[1] Cholecystectomy status was collected prospectively in Ph III. (One of these subjects had agenesis of the gall bladder which is functionally similar to cholecystectomy). Overall cholecystectomy rate in Phase III was ~20%.

[2] Not all patients sought medical attention during week 1

Pancreatitis

- 5 cases adjudicated as pancreatitis by external committee (Atlanta criteria definition[1]).
- All cases adjudicated as **mild** (Atlanta Criteria[1])
- Rate in Phase III is ~0.3% of eluxadoline treated patients
- All subjects w/ pancreatitis had risk factors which may have predisposed
  - Hx of cholecystectomy consistent w/ Sphincter of Oddi spasm (1 case)
  - Biliary sludge (1 case)
  - Chronic heavy EtOH use (3 cases)

Dose	Time to Onset	Age/ Gender	EtOH	Chole cystec tomy	Initial Lipase XULN	F/U Lipase XULN @ time	Imaging	Clinical Overview
100 mg	mins	62 / f	No	Yes	8.4X	1.1X; 24 hr	negative	mild transient pancreatitis c/w SO spasm.
75 mg	26 wks	43 / f	No	No	10.2X	2.2X; 24 hr	negative	Obese; DM; ***biliary sludge***.
75 mg	4 wks	50 / f	Yes	No	13.3X	1.2X; 96 hr	acute pancreatitis without complication	chronic vodka consumption; steatohepatitis; referred to alcoholics anonymous
100 mg	1.5 days	63 / m	Yes	No	20.0X	2.3X; 24 hr	moderately severe peri-pancreatic inflammation.	longstanding alcoholism; severe gastritis; coagulopathy; prior alcoholic pancreatitis.
100 mg	10 wks	57 / m	Yes	Yes	2.1X	1.2X; 24 hr	peri-pancreatic fluid.	smoker; Etoh consumption increased weeks prior to event; hepatic steatosis.

[1] Banks, PA et al. Gut: 62 (2013)

Pancreatitis (continued)

- Rapid declines in lipase, brief hospitalizations
- No sequelae
- Pancreatitis likely due to increased contractility at sphincter of Oddi
  - Locally / topically mediated as eluxadoline transits the GI tract
  - Eluxadoline has low systemic availability
  - Duodenal concentrations in excess of EC_{50} for smooth muscle contractility
- Risks can be mitigated through education, appropriate patient selection

Conclusions

- Eluxadoline is a 1st in class, oral, locally-acting drug candidate for IBS-D, with a novel mechanism
- Efficacy demonstrated in two Phase III studies (for both FDA & EMA endpoints):
  - Significant improvements in 1 ° composite endpoint (simultaneous improvement in both pain & diarrhea)
  - Effects seen within first few days of therapy and durable for 26 week study period.
  - Efficacy in both males and females
  - Efficacy demonstrated for patients' most bothersome IBS-D symptoms:
    - diarrhea, urgency/frequency, pain (2° endpoints)
  - Efficacy demonstrated for other global 2° endpoints:
    - IBS-quality of life, adequate relief, global symptoms
- >2500 subjects exposed; well-tolerated, low constipation rates
- Infrequent events of hepatobiliary sphincter of Oddi spasm, and MILD pancreatitis.
  - Improved rapidly, without sequelae
  - Likely topically/locally mediated and consistent with opiate class-effects
  - Clearly defined risk factors (prior cholecystectomy, alcohol abuse) enable straightforward patient selection and risk mitigation

Acknowledgments

We thank the study investigators, their staff and the IBS-D patients participating in the eluxadoline Phase III studies.

Furiex Pharmaceuticals Contributors*

Paul Covington	Scott Dove
Dave Andre	Lisa Turner
Mike Davenport	Rocio Lopez
June Almenoff	Michelle Usher
Tim Costello	Gail McIntyre

** All Furiex contributors are company employees.*
PC, GM, JA are also officers of Furiex